Exhibit 10.1

ASSIGNMENT AND ASSUMPTION OF INTERESTS

(BLD VOHL 6A-1, LLC)

THIS ASSIGNMENT AND ASSUMPTION OF INTERESTS (this “Assignment”) is entered into as of December 31, 2016 (the “Effective Date”), by and among Buffington Land Development, LLC, a Texas limited liability company (“Assignor”), LD Equity, LLC, a Texas limited liability company (“Assignee”), United Development Funding, L.P., a Delaware limited partnership (“UDF I”), United Development Funding III, LP, a Delaware limited partnership (“UDF III”), and United Development Funding IV, a Maryland real estate investment trust (“UDF IV”).

WITNESSETH:

WHEREAS, BLD VOHL 6A-1, LLC, a Texas limited liability company (“Conveyed Entity”) was formed and is existing pursuant to that certain Company Agreement, dated April 24, 2013 (as amended from time to time, the “Governing Agreement”);

WHEREAS, Assignor is the owner of 100% of the membership interests in Conveyed Entity (the “Interests”), and is the sole member of Conveyed Entity;

WHEREAS, Assignor, Assignee, UDF I, UDF III, and UDF IV are parties to, or affiliates of parties to, that certain Master Assignment Agreement, dated effective as of the date hereof (the “Agreement”), which Agreement provides, in part, that Assignor will sell, convey and assign the Interests to Assignee, as a designee;

WHEREAS, Assignor desires to assign, and Assignee desires to accept an assignment of, all of Assignor’s right, title and interest in and to the Interests;

WHEREAS, Conveyed Entity is indebted to UDF I pursuant to a loan agreement and related loan documents evidencing and securing a loan made by UDF I to Conveyed Entity and certain of its affiliates (the “UDF I Loan”);

WHEREAS, Conveyed Entity is indebted to UDF III pursuant to a loan agreement and related loan documents evidencing and securing a loan made by UDF III to Conveyed Entity and certain of its affiliates (the “UDF III Loan”);

WHEREAS, in consideration for the agreements made pursuant to the Agreement, as of the Effective Date, but immediately prior to the effectiveness of this Assignment, (a) UDF I has agreed to forgive a portion of the UDF I Loan, and (b) UDF III has agreed to forgive a portion of the UDF III Loan; and

WHEREAS, Conveyed Entity is indebted to UDF IV pursuant to a mortgage loan agreement and related loan documents evidencing and securing a loan made by UDF IV to Conveyed Entity (the “UDF IV Loan”), and this Assignment is made subject to the full outstanding amount of the UDF IV Loan.

NOW, THEREFORE, for and in consideration of the foregoing, the representations, warranties and covenants herein the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound the parties hereto do hereby agree as follows:

1.       Assignment of Interests. The Assignor hereby sells, assigns, transfers and conveys unto Assignee the Interests. Assignee hereby accepts this assignment and transfer of the Interests.

2.       Governing Agreement Amendment. The Governing Agreement is hereby amended to reflect the withdrawal of Assignor as the sole member, and the admission of Assignee as the sole member, of Conveyed Entity.

3.       Books and Records. The books and records of Conveyed Entity are deemed to have closed as of 11:59 p.m. on the Effective Date. Notwithstanding this Assignment, Assignor and Assignee agree that Assignor is the owner of, and retains, all right, title and interest in and liability for all items of income, gain, loss and deduction with respect to the Interests that actually occurred or accrued through and including the Effective Date, including, without limitation, all discharge of indebtedness income resulting from the forgiveness of indebtedness as provided in Paragraph 5. Assignee is the owner of all right, title and interest in and liability for all items of income, gain, loss and deduction with respect to the Interests that actually occur or accrue after the Effective Date.

4.       Governing Agreement Obligations. Assignee agrees to be bound by and accepts and adopts all the terms, conditions and provisions of, and except as set forth in Paragraph 3 above agrees to assume all of Assignor’s liabilities, obligations and responsibilities under, the Governing Agreement (as amended pursuant to Paragraph 2 above).

5.       Forgiveness and Acknowledgment of Debt.

(a)       UDF I represents that as of 12:01 a.m. on the Effective Date, the outstanding principal balance of the UDF I Loan was $30,880,857.16, and $3,012,088.58 of interest was accrued and unpaid, for a total amount due to UDF I under the UDF I Loan of $33,892,945.74. As of the Effective Date, but immediately prior to the effectiveness of this Assignment, UDF I forgives $33,442,945.74 (forgiving all of the outstanding accrued but unpaid interest, plus $30,430,857.16 of principal), such that as of the effectiveness of this Assignment, the outstanding balance of principal due under the UDF I Loan is $450,000.00. UDF I will report to the Internal Revenue Service and to Assignor this forgiveness of indebtedness as appropriate or required under the Internal Revenue Code, and Assignor agrees not to challenge the timing of the forgiveness indebtedness as being completed prior to the Assignment.

(b)       UDF III represents that as of 12:01 a.m. on the Effective Date, the outstanding principal balance of the UDF III Loan was $112,521,174.66, and $10,046,507.61 of interest was accrued and unpaid, for a total amount due to UDF III under the UDF III Loan of $122,567,682.27. As of the Effective Date, but immediately prior to the effectiveness of this Assignment, UDF III forgives $122,117,682.27 (forgiving all of the outstanding accrued but unpaid interest, plus $112,071,174.66 of principal), such that as of the effectiveness of this Assignment, the outstanding balance of principal due under the UDF III Loan is $450,000.00. UDF III will report to the Internal Revenue Service and to Assignor this forgiveness of indebtedness as appropriate or required under the Internal Revenue Code, and Assignor agrees not to challenge the timing of the forgiveness indebtedness as being completed prior to the Assignment.

(c)       Assignor, Assignee and UDF IV agree that the assignment of Interests effected by this Agreement is made subject to the full outstanding amount of the UDF IV Loan. As of the Effective Date, the outstanding principal balance of the UDF IV Loan is $170,447.13, and $10,532.23 of interest is accrued but unpaid, for a total amount due to UDF IV under the UDF IV Loan of $180,979.36.

Assignment and Assumption of Interests (BLD VOHL 6A-1, LLC) Page 2

6.       Successors and Assigns. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

7.       Governing Law. This Assignment shall be governed by, and construed under, the laws of the State of Texas.

8.       Effective Date. This Assignment shall be effective as of the Effective Date (but following the forgiveness of indebtedness provided for in Paragraph 5).

9.       Defined Terms. All capitalized terms used but not defined herein have the meaning assigned to them in the Agreement.

10.       Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original Assignment, but all of which shall constitute but one and the same Assignment.

11.       Conflict. In the event of a conflict between the terms of this Assignment and the Agreement, the terms of the Agreement shall control.

Remainder of page intentionally left blank.

37104/197 – 483346.4

Assignment and Assumption of Interests (BLD VOHL 6A-1, LLC) Page 3

IN WITNESS WHEREOF, Assignor, Assignee, UDF I, UDF III, and UDF IV hereby execute and deliver this Assignment to be effective as of the Effective Date.

ASSIGNOR:

BUFFINGTON LAND DEVELOPMENT, LLC,
a Texas limited liability company

By:
Thomas B. Buffington, Jr., its Vice President

ASSIGNEE:

LD EQUITY, LLC,
a Texas limited liability company

By:
Name:
Title:

Assignment and Assumption of Interests (BLD VOHL 6A-1, LLC) Signature Page

UDF I:

UNITED DEVELOPMENT FUNDING, L.P.,
a Delaware limited partnership

By:	United Development Funding, Inc.
Its:	General Partner

By:
Name:
Title:

UDF III:

UNITED DEVELOPMENT FUNDING III, LP,
a Delaware limited partnership

By:	UMTH Land Development, L.P.
Its:	General Partner

By:	UMT Services, Inc.
Its:	General Partner

By:
Name:
Title:

UDF IV:

UNITED DEVELOPMENT FUNDING IV,
a Maryland real estate investment trust

By:
Name:
Title:

Assignment and Assumption of Interests (BLD VOHL 6A-1, LLC) Signature Page